UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Voltari Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On September 12, 2019, Voltari Corporation, a Delaware corporation (the “Company” or “Voltari”), held a special meeting of its common stockholders (the “Special Meeting”) to vote on the adoption of the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Voltari Merger Sub LLC, a Delaware limited liability company (“Merger Sub”), and Starfire Holding Corporation, a Delaware corporation (“Parent”). The approval of the Merger Agreement requires the affirmative vote of both (i) the holders of a majority of the outstanding shares of common stock entitled to vote on the adoption of the Merger Agreement (the “Stockholder Vote”) and (ii) the holders of a majority of the outstanding shares of common stock entitled to vote on the adoption of the Merger Agreement that are not beneficially owned by Parent, Merger Sub or their affiliates (the “Unaffiliated Stockholder Vote”). Although the Stockholder Vote has been satisfied, the Unaffiliated Stockholder Vote had not been satisfied at the time of the September 12th Special Meeting. Accordingly, a proposal was submitted to the Company’s common stockholders to adjourn the Special Meeting before taking a vote on the Merger Agreement. The adjournment proposal is described in more detail in the definitive proxy statement dated July 10, 2019, filed by the Company on July 10, 2019.

The approval of the adjournment proposal required the affirmative vote of a majority of the votes cast on the matter. The final voting results with respect to the adjournment proposal are below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,595,586	146,449	29,151	N/A

The Company’s common stockholders adopted the adjournment proposal. Accordingly, the Special Meeting was adjourned to 10:00 A.M., local time, on Tuesday, September 24, 2019, at the offices of Brown Rudnick LLP, 7 Times Square, New York, NY 10036. The Company’s common stockholders of record as of the close of business on July 10, 2019 will continue to be entitled to vote at the adjourned Special Meeting on September 24, 2019.

Also on September 12, 2019, the Company (i) issued the press release attached to this Additional Definitive Material as Exhibit A and (ii) distributed to its common stockholders the Notice of Adjournment and Reminder Letter attached to this Additional Definitive Material as Exhibit B.

Additional Information and Where to Find It

In connection with the merger, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a proxy statement and other relevant materials. The proxy statement contains important information about the Company, the acquiring parties and certain of their affiliates, the proposed merger and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED BY THE COMPANY WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by directing a written request to the Company at 767 Fifth Avenue, Suite 4700, New York, NY 10153, or by telephone at (212) 388-5500. In addition, investors and security holders may obtain free copies of the documents filed with the SEC on the Company’s website at www.voltari.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the merger. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests, by security holdings or otherwise, in the merger of persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the merger by reading the proxy statement and the other relevant materials filed with the SEC by the Company. Information about the Company’s directors and executive officers may also be found in the Company’s most recent annual report on Form 10-K/A, filed with the SEC on April 29, 2019. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to the Company as provided above.

Exhibit A

VOLTARI CORPORATION ANNOUNCES

ADJOURNMENT OF SPECIAL MEETING OF COMMON STOCKHOLDERS

NEW YORK, NY / ACCESSWIRE / SEPTEMBER 12, 2019 — Voltari Corporation (OTCQB: VLTC ) (the “Company” or “Voltari”) convened and then, following the affirmative vote of a majority of shares of common stock cast at the special meeting of common stockholders held to approve the adoption of the merger agreement by and among the Company, Voltari Merger Sub LLC (“Merger Sub”), and Starfire Holding Corporation (“Parent”), adjourned the special meeting.

The special meeting of common stockholders will reconvene on Tuesday, September 24, 2019 at 10:00 A.M. (Eastern time), at the offices of Brown Rudnick LLP, 7 Times Square, New York, NY 10036. The record date for common stockholders entitled to vote at the adjourned special meeting remains July 10, 2019. No changes have been made to the merger proposal to be voted on by stockholders at the special meeting.

The approval of the merger agreement requires the affirmative vote of both (i) the holders of a majority of the outstanding shares of common stock entitled to vote on the adoption of the merger agreement (the “Stockholder Vote”) and (ii) the holders of a majority of the outstanding shares of common stock entitled to vote on the adoption of the merger agreement that are not beneficially owned by Parent, Merger Sub or their affiliates (the “Unaffiliated Stockholder Vote”). Based on a preliminary assessment of votes received by the Company’s proxy solicitor, although it appears that over 90% of those unaffiliated stockholders that have voted, have voted in favor of the merger agreement, and that the Stockholder Vote has been satisfied, the Unaffiliated Stockholder Vote had not been satisfied at the time of the September 12th special meeting. Accordingly, the special meeting is being adjourned to provide the Company with additional time to solicit proxies from its stockholders to obtain the Unaffiliated Stockholder Vote.

Voltari common stockholders who have not voted but wish to do so should contact D.F. King & Co., Inc., Voltari’s proxy solicitor, by calling toll-free at (877) 297-1746.

If you have not submitted a proxy, you are urged to do so promptly. No action is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy. Information about voting or revoking a proxy is included in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on July 10, 2019, which is available without charge on the SEC’s website at http://www.sec.gov.

About Voltari

Voltari is in the business of acquiring, financing and leasing commercial real properties. The Company leases its properties and intends to lease any future properties pursuant to “double net” or “triple net” leases.

Additional Information and Where to Find It

In connection with the merger, the Company has filed with the SEC and mailed to its stockholders a proxy statement and other relevant materials. The proxy statement contains important information about the Company, the acquiring parties and certain of their affiliates, the proposed merger and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED BY THE COMPANY WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by directing a written request to the Company at 767 Fifth Avenue, Suite 4700, New York, NY 10153, or by telephone at (212) 388-5500. In addition, investors and security holders may obtain free copies of the documents filed with the SEC on the Company’s website at www.voltari.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the merger. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests, by security holdings or otherwise, in the merger of persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the merger by reading the proxy statement and the other relevant materials filed with the SEC by the Company. Information about the Company’s directors and executive officers may also be found in the Company’s most recent annual report on Form 10-K/A, filed with the SEC on April 29, 2019. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to the Company as provided above.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statement in this press release about future events, expectations, plans or prospects for Voltari, or about Voltari’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements. All statements other than statements of historical fact, including statements containing the words “may,” “will,” “should,” “could,” “would,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “predicts,” “potential” and similar expressions, are intended to identify forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to: (1) the conditions to the completion of the merger, including the required approval by Voltari’s stockholders (including the Unaffiliated Stockholder Vote), may not be satisfied on the terms expected or on the anticipated schedule; (2) the parties’ ability to meet expectations regarding the timing and completion of the merger; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (4) the effect of the announcement or pendency of the merger on our business relationships, operating results, and business generally; (5) risks that the proposed merger disrupts Voltari’s current plans and operations; (6) risks related to diverting management’s attention from Voltari’s ongoing business operations; (7) the outcome of any legal proceedings that may be instituted against Voltari related to the merger or the merger agreement; (8) the amount of the costs, fees, expenses and other charges related to the merger; and (9) other factors discussed from time to time in our reports filed with the SEC, including the factors discussed in Item 1A of Voltari’s Annual Report on Form 10-K filed with the SEC on March 8, 2019, in Item 1A of Voltari’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2019, and in subsequent SEC filings, which are available at http://www.sec.gov.

Voltari assumes no obligation to update any forward-looking statements, except as otherwise required by law. Readers are cautioned not to place undue reliance on forward-looking statements.

Forward-looking statements reflect the views and assumptions of management as of the date of this press release (unless specified otherwise) with respect to future events. Voltari does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements, whether as a result of new information, future events or other factors. The inclusion of any statement in this press release does not constitute an admission by Voltari or any other person that the events or circumstances described in such statement are material.

You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of this press release (unless specified otherwise) or, in the case of documents referred to herein, the dates of those documents.

Exhibit B

VOLTARI CORPORATION

767 Fifth Avenue, Suite 4700

New York, New York 10153

NOTICE OF ADJOURNMENT OF SPECIAL MEETING

PLEASE VOTE YOUR PROXY TODAY

September 12, 2019

Dear Voltari Common Stockholder:

You recently received proxy materials relating to the Merger Proposal to be voted on by stockholders of Voltari Corporation (“Voltari” or the “Company”) at a Special Meeting of stockholders. This important notice is to inform you that the Special Meeting has been adjourned to 10:00 A.M., local time, on Tuesday, September 24, 2019, to allow stockholders additional time to exercise their voting rights. The adjourned meeting will be held at the offices of Brown Rudnick LLP, 7 Times Square, New York, NY 10036.

According to our latest records, we have not received your voting instructions on the Merger Proposal. Your vote is extremely important, no matter how many shares you hold.

For the reasons set forth in the definitive proxy statement, dated July 10, 2019, your Board of Directors recommends that you vote “FOR” the Merger Proposal. If the Merger Proposal is approved by stockholders and the merger is completed, your shares of common stock will be converted into the right to receive $0.86 in cash per share, without interest, which represents a premium of approximately 139% to the closing stock price on December 6, 2018, the last trading day prior to the announcement by certain affiliates of Starfire Holding Corporation (“Starfire”) of their initial offer to acquire all shares of Voltari Corporation not owned by them (the “initial offer”), and a premium of approximately 48% over the purchase price proposed in the initial offer of $0.58 per share. Please vote via the internet or phone as soon as possible or alternatively, please return the enclosed proxy card or Voting Instruction Form.

As of September 11, 2019, 97.11% of the votes cast have approved the Merger Proposal, and 90.37% of the votes cast by parties unaffiliated with Starfire have approved the Merger Proposal; however, the Merger Proposal will not pass unless a majority of the outstanding shares of common stock unaffiliated with Starfire vote in favor of the Merger Proposal, which is not yet the case.

ISS, GLASS LEWIS AND EGAN-JONES RECOMMEND VOTING “FOR” THE MERGER PROPOSAL

Institutional Shareholder Services (ISS), Glass Lewis and Egan-Jones, all three of the world’s largest independent proxy advisory firms, have each recommended that their clients (institutional holders and retail holders) vote “FOR” the Merger Proposal, with ISS stating, “Given the substantial premium to the unaffected price and the thorough sales process conducted by the independent special committee, support for the transaction is warranted.”

If you need assistance voting your shares of Voltari common stock, please call D.F. King & Co., Inc., at (877) 297-1746 (toll-free) or collect at (212) 269-5550, or email at VLTC@dfking.com. On behalf of your Board of Directors, thank you for your cooperation and continued support.

Peter K. Shea

Chairman of the Board

You may use one of the following simple methods to promptly provide your voting instructions:

Vote by Internet: Go to the website listed on your proxy card or voting instruction form. Have your control number listed on the form ready and follow the simple instructions.
Vote by Telephone: Go to the toll-free telephone number listed on your proxy card or voting instruction form. Have your control number listed on the form ready and follow the simple instructions.
Vote by Mail: Mark, sign, date and return your proxy card or voting instruction form and return it in the postage-paid return envelope provided.

Additional Information and Where to Find It

In connection with the merger, the Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a proxy statement and other relevant materials. The proxy statement contains important information about the Company, the acquiring parties and certain of their affiliates, the proposed merger and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS FILED BY THE COMPANY WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by directing a written request to the Company at 767 Fifth Avenue, Suite 4700, New York, NY 10153, or by telephone at (212) 388-5500. In addition, investors and security holders may obtain free copies of the documents filed with the SEC on the Company’s website at www.voltari.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the merger. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests, by security holdings or otherwise, in the merger of persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the merger by reading the proxy statement and the other relevant materials filed with the SEC by the Company. Information about the Company’s directors and executive officers may also be found in the Company’s most recent annual report on Form 10-K/A, filed with the SEC on April 29, 2019. These documents are available free of charge at the SEC’s website at www.sec.gov or by directing a request to the Company as provided above.